UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

            DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):                     AUGUST 27, 2007

CLEVELAND-CLIFFS INC

_______________________________________________________________________________________________

(Exact Name of Registrant as Specified in Its Charter)

OHIO	1-8944	34-1464672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Superior Avenue, Cleveland, Ohio	44114-2589
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (216-694-5700)

_______________________________________________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.    Other Events

On August 27, 2007, Portman Limited (“Portman”) filed with the Australian Stock Exchange its unaudited half year report for the period ended June 30, 2007. The “Half Yearly Report for the Period Ended June 30, 2007” is contained in Item 9.01 as exhibit 99(a) on Form 8-K and is incorporated into this Item 7.01 by reference. The information on this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.    Financial Statements and Exhibits.

(d)  Exhibits:

Exhibit Number	Exhibit
99(a)	Portman Limited filed with the Australian Stock Exchange the “Half Yearly Report for the Period Ended June 30, 2007” on August 27, 2007	Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CLEVELAND-CLIFFS INC

By:	/s/ George W. Hawk, Jr.
Name: George W. Hawk, Jr.
Title: General Counsel and Secretary

Dated:     August 28, 2007

INDEX TO EXHIBITS

Exhibit Number	Exhibit
99(a)	Portman Limited filed with the Australian Stock Exchange the “Half Yearly Report for the Period Ended June 30, 2007” on August 27, 2007	Filed Herewith